UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Kinder Morgan, Inc. (“KMI”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2026. At the Annual Meeting, a total of 1,974,609,446 shares of KMI’s common stock entitled to vote were present or represented by proxy, constituting a quorum for the transaction of business.

At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of eleven nominated directors to the Board; (2) ratification of the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2026; and (3) an advisory vote on executive compensation.

Proposal One – Election of Directors

KMI stockholders elected eleven directors, each to serve until KMI’s 2027 annual meeting or, if earlier, the election and qualification of his or her successor.

Nominee	For	Against	Abstain	Broker Non-Votes
Richard D. Kinder	1,622,287,287	66,013,694	1,942,872	284,365,592
Kimberly A. Dang	1,651,088,087	37,001,581	2,154,185	284,365,592
Amy W. Chronis	1,647,779,587	40,278,640	2,185,625	284,365,592
Ted A. Gardner	1,481,686,656	206,267,328	2,289,869	284,365,592
Anthony W. Hall, Jr.	1,590,866,353	97,051,196	2,326,303	284,365,592
Steven J. Kean	1,599,918,600	88,010,707	2,314,546	284,365,592
Michael C. Morgan	1,507,970,887	180,065,835	2,207,131	284,365,592
Arthur C. Reichstetter	1,629,820,783	58,090,669	2,332,401	284,365,592
C. Park Shaper	1,501,190,260	186,688,466	2,365,127	284,365,592
William A. Smith	1,612,394,511	75,538,489	2,310,853	284,365,592
Robert F. Vagt	1,583,180,792	104,746,948	2,316,113	284,365,592

Proposal Two – Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2026.

For	Against	Abstain	Broker Non-Votes
1,884,515,068	87,297,841	2,796,421	—

Proposal Three – Advisory Vote on Executive Compensation

KMI stockholders approved, on an advisory basis, the compensation of KMI’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
1,605,994,160	77,788,484	6,461,209	284,365,592

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 19, 2026	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

3